UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6629

Managed Municipals Portfolio Inc.

(Exact name of registrant as specified in charter)

125 Broad Street, New York,	NY 10004
(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

c/o Citigroup Asset Management

300 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: May 31

Date of reporting period: May 31, 2005

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Managed Municipals

Portfolio Inc.

Annual Report

May 31, 2005

Managed Municipals

Portfolio Inc.

WHAT’S INSIDE

Managed Municipals

Portfolio Inc.

LETTER FROM THE CHAIRMAN

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

Despite rising interest rates, climbing oil prices, geopolitical concerns and uncertainties surrounding the U.S. Presidential election, the U.S. economy continued to expand during the period. Following a 3.3% gain in the second quarter of 2004, gross domestic product (“GDP”)i growth was a robust 4.0% in the third quarter and 3.8% in the fourth quarter. The preliminary estimate for first quarter 2005 GDP growth was 3.5%, another strong advance. After the end of the Fund’s reporting period, preliminary first quarter 2005 GDP growth was revised up to 3.8%.

Given the overall strength of the economy, the Federal Reserve Board (“Fed”)ii moved to raise interest rates in an attempt to ward off inflation. As expected, the Fed increased its target for the federal funds rateiii by 0.25% to 1.25% on June 30, 2004—the first rate hike in four years. The Fed again raised rates in 0.25% increments during its next seven meetings, bringing the target for the federal funds rate to 3.00%. Following the end of the Fund’s reporting period, at its June meeting, the Fed once again raised its target for the fed funds rate by 0.25% to 3.25%.

For much of the reporting period, the fixed income market confounded many investors as short-term interest rates rose in concert with the Fed rate tightening, while longer-term rates, surprisingly, remained fairly steady. However, this began to change in late February 2005, as strong economic data and inflationary concerns caused longer-term rates to rise as well. This continued through March, before longer-term rates again declined on the back of mixed economic data. Looking at the one-year period as a whole, the overall municipal bond market outperformed the taxable bond market, as the Lehman Brothers Municipal Bond Indexiv and Lehman Brothers Aggregate Bond Indexv returned 7.96% and 6.82%, respectively.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Special Shareholder Notice

On June 24, 2005, Citigroup Inc. (“Citigroup”) announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”).

As part of this transaction, Smith Barney Fund Management LLC (the “Manager”), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason. The Manager is the investment adviser to the Fund.

The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the investment advisory contract between the Fund and the Manager. Therefore, the Fund’s Board of Directors will be asked to approve a new investment advisory contract between the Fund and the Manager. If approved by the Board, the new investment advisory contract will be presented to the shareholders of the Fund for their approval.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The Fund’s Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

Important information concerning the Fund and its Adviser with regard to recent regulatory developments is contained in the “Additional Information” note in the Notes to the Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

June 30, 2005

MANAGER OVERVIEW

Special Shareholder Notice

Since the inception of this Fund, shareholders have been receiving printed reports on a quarterly basis. Because there are a number of sources that provide important information about the Fund on a timely basis, and because of the expense to the Fund of printing and mailing shareholder reports quarterly, in the future shareholders will only receive full shareholder reports semi-annually, after the end of the

JOSEPH P. DEANE

Vice President and Investment Officer

DAVID T. FARE

Vice President and Investment Officer

first six months of the Fund’s fiscal year, and then after the end of the fiscal year. These reports will continue to provide a complete portfolio of holdings as of the end of each period and letters from the Fund’s portfolio managers about the Fund’s performance during the period as well as detailed financial information.

There are a number of sources from which you can obtain current information about the Fund. The Citigroup Asset Management website, www.citigroupam.com, includes detailed information about the Fund that is updated daily and provides a link to the Fund’s shareholder reports and press releases. The Fund issues a press release each month that summarizes its portfolio allocation and other portfolio characteristics that is accessible on the website. The Fund files complete portfolio holdings as of the end of the first and third quarter of its fiscal year with the SEC on Form N-Q; these reports can be found on the SEC’s website, www.sec.gov. If you have questions about the Fund please call our investor relations number, 1-888-735-6507.

Market Overview

After an extended period of monetary easing, the Fed’s monetary policymaking committee raised its federal funds rate target from a four- decade low of 1.00% to 1.25% at the end of June 2004 – the Fed’s first hike in four years. The increase marked a significant reversal from the Fed’s monetary policy position from June 2003, when it last slashed its rate target following a long series of accommodative rate cuts. The rate hike was widely anticipated due to comments from the Fed regarding the momentum behind the economy and signals that it was prepared to push rates higher from their near-historic lows. As a result, bond prices declined and yields rose sharply in April before prices stabilized somewhat in the early summer.

The Fed again raised its fed funds target by 0.25% in August and to 1.75% in September. Given that bond prices had already factored in rate hikes to a significant extent, and coupling this with a lack of inflationary pressures, bond prices held up and actually rose over the third quarter. In September and October, the bond market benefited from falling stock and rising oil prices, which encouraged investors to reallocate capital into fixed-income securities.

Yields on bonds rose as their prices dropped in reaction to an employment report issued in November that yielded surprisingly robust labor market results.vi The Fed subsequently raised its fed funds rate target by 25 basis pointsvii at its meetings in November, December, February, March and May, bringing the rate target to 3.00% at the end of the reporting period. Following the end of the Fund’s reporting period, at its June meeting, the Fed once again raised its target for the fed funds rate by 0.25% to 3.25%.

Regardless of the economic expansion and higher interest rates, the overall municipal bond market posted solid returns during the 12-month period, with the broad-based Lehman Brothers Municipal Bond Index posting a gain of 7.96%. Municipal bond credit quality continued to improve, as municipalities benefited from higher tax revenues, driven by improving economic growth and fiscal discipline. This caused municipal credit quality spreads to tighten.

Municipal bonds outperformed maturity equivalent U.S. Treasuries during the period. Compelling taxable equivalent yieldsviii for investors in middle- and higher- federal income tax brackets and low default rates continued to attract investors to municipal bond funds.

Performance Review

For the 12 months ended May 31, 2005, the Managed Municipals Portfolio Inc. returned 4.07%, based on its New York Stock Exchange (“NYSE”) market price and 6.11% based on its net asset value (“NAV”)ix per share. In comparison, the Fund’s unmanaged benchmark, the Lehman Brothers Municipal Bond Index, returned 7.96% and its Lipper General Municipal Debt Closed-End Funds – Leveraged Category Averagex increased 12.69% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the 12-month period, the Fund made distributions to shareholders totaling $0.6510 per share, (which may have included a return of capital). The performance table shows the Fund’s 30-day SEC yield as well as its 12-month total return based on its NAV and market price as of May 31, 2005. Past performance is no guarantee of future results. The Fund’s yields will vary.

FUND PERFORMANCE

AS OF MAY 31, 2005

(unaudited)

Price Per Share	30-Day SEC Yield	12-Month Total Return

$ 11.73 (NAV)	6.66%	6.11%

$ 10.72 (Market Price)	6.08%	4.07%

All figures represent past performance and are not a guarantee of future results. The Fund’s yields will vary.

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions. The “SEC yield” is a return figure often quoted by bond and other fixed-income mutual funds. This quotation is based on the most recent 30-day (or one-month) period covered by the Fund’s filings with the SEC. The yield figure reflects the income dividends and interest earned during the period after deduction of the Fund’s expenses for the period. These yields are as of May 31, 2005 and are subject to change.

Factors that Influenced Fund Performance

During the period we maintained a defensive posture in terms of overall duration, or price sensitivity to interest rate movements. This low-duration approach to managing interest rate risk limited the Fund’s ability to completely participate in upside market movements during intervals when bond prices rose, such as last summer.

While rising interest rates are generally troublesome for longer-term fixed income securities, since bond prices decline as rates are expected to rise, rising rates result in higher levels of income on new bonds issued in the future. In the recent market and rate environment, we believe that our cautious approach to managing interest rate risk is more prudent than a longer-duration strategy. During the period, we maintained a focus on targeting issues with competitive coupons in a diverse cross-section of market segments that we believed would continue to offer favorable prospects on a risk/reward basis.

Looking for Additional Information?

The Fund is traded under the symbol “MMU” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under symbol XMMUX. Barron’s and The Wall Street

Journal’s Monday editions carry closed-end fund tables that will provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.citigroupam.com.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-735-6507, Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the Fund’s current net asset value, market price, and other information.

Thank you for your investment in the Managed Municipals Portfolio Inc. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Joseph P. Deane Vice President and Investment Officer	David T. Fare Vice President and Investment Officer

June 30, 2005

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Fixed-income investments are subject to interest rate risk. As interest rates rise, the price of fixed-income investments decline. Please note that derivatives, such as options and futures, can be illiquid and harder to value, especially in declining markets. A small investment in certain derivatives may have a potentially large impact on the Fund’s performance. Derivatives can disproportionately increase losses as stated in the prospectus.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.
ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
iv	The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market with maturities of at least one year.
[v]	The Lehman Brothers Aggregate Bond Index is a broad-based bond index comprised of Government, Corporate, Mortgage and Asset-backed issues, rated investment grade or higher, and having at least one year to maturity.
vi	Source: Bureau of Labor statistics based upon the growth of non-farm payroll jobs.
vii	A basis point is one one-hundredth (1/100 or 0.01) of one percent.
viii	The yield an investor would need to receive on a taxable bond to equal the tax-free yield of a municipal bond.
ix	NAV is calculated by subtracting total liabilities and outstanding preferred stock from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund’s market price as determined by supply of and demand for the Fund’s shares as traded on the NYSE.
[x]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended May 31, 2005, including the reinvestment of dividends and capital gains distributions, if any, calculated among the 68 funds in the Fund’s Lipper category, and excluding sales charges.

Fund at a Glance (unaudited)

Take Advantage of the Fund’s Dividend Reinvestment Plan!

As an investor in the Fund, you can participate in its Dividend Reinvestment Plan (“Plan”), a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. Below is a short summary of how the Plan works.

Plan Summary

If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, then your dividend and capital gain distributions will be reinvested automatically in additional shares of the Fund.

The number of shares of common stock of the Fund that you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or exceeds 98% of the net asset value per share (“NAV”) on the determination date, you will be issued shares by the Fund at a price reflecting 98% of NAV, or 95% of the market price, whichever is greater.

If the market price is less than 98% of the NAV at the time of valuation (the close of business on the determination date), PFPC Inc. (“Plan Agent”), will buy common stock for your account in the open market.

If the Plan Agent begins to purchase additional shares in the open market and the market price of the shares subsequently rises above the previously determined NAV before the purchases are completed, the Plan Agent will attempt to terminate purchases and have the Fund issue the remaining dividend or distribution in shares at the greater of the previously determined 98% of NAV or 95% of the market price. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

A more complete description of the current Plan appears in this report beginning on page 48.

To find more detailed information about the Plan and about how you can participate, please call the Plan Agent at 1 (800) 331-1710.

Schedule of Investments May 31, 2005

Face Amount	Rating‡	Security	Value
MUNICIPAL BONDS — 94.1%

Alabama — 3.6%
$24,510,000	AAA	Jefferson County, AL, Sewer Revenue, Capital Improvement Warrants, Series A, FGIC-Insured, Call 2/1/09 @ 101, 5.375% due 2/1/36 (a)(b)	$26,750,704

Arizona — 1.5%
		Arizona State University, COP, Project 2002, MBIA-Insured:
1,500,000	AAA	5.100% due 7/1/24	1,599,840
1,000,000	AAA	5.125% due 7/1/26	1,066,810
4,000,000	AAA	Mesa, AZ, IDA Revenue, Discovery Health Systems, Series A, MBIA-Insured, Call 1/1/10 @ 101, 5.625% due 1/1/29 (a)	4,468,040
3,000,000	AAA	Phoenix, AZ, Civic Improvement Corp. Airport Revenue, Senior Lien, Series B, FGIC-Insured, 5.250% due 7/1/22 (c)	3,192,930
1,000,000	AA+	Phoenix, AZ, GO, Series B, 5.000% due 7/1/27	1,055,400

		Total Arizona	11,383,020

California — 9.9%
7,040,000	Ba1(d)	California EFA Revenue, Pooled College & University Project, Series A, Call 7/1/08 @ 101, 5.625% due 7/1/23 (a)	7,254,720
		California Health Facilities Finance Authority Revenue:
6,000,000	A3(d)	Cedars-Sinai Medical Center, Series A, 6.250% due 12/1/34	6,634,440
1,000,000	AA-	Sutter Health, Series A, 6.250% due 8/15/35	1,139,530
5,000,000	AAA	California Infrastructure & Economic Development Bank Revenue, Bay Area Toll Bridges, First Lien, Series A, FGIC-Insured, 5.000% due 7/1/25	5,331,400
5,000,000	AAA	California State Department of Veterans Affairs, Home Purchase Revenue, Series A, AMBAC-Insured, 5.350% due 12/1/27	5,245,050

See Notes to Financial Statements.

Schedule of Investments May 31, 2005 (continued)

Face Amount	Rating‡	Security	Value
California — 9.9% (continued)
$ 7,375,000	AAA	Garden Grove, CA, Agency for Community Development, Tax Allocation, Refunding, AMBAC-Insured, 5.000% due 10/1/29	$7,801,496
		Golden State Tobacco Securitization Corp., California Tobacco Settlement Revenue:
4,000,000	A-	Enhanced Asset Backed, Series B, 5.625% due 6/1/20	4,202,600
6,000,000	BBB	Series 2003-A-1, 6.750% due 6/1/39	6,540,600
7,000,000	AAA	Los Angeles County, CA, COP, Antelope Valley Courthouse, Series A, AMBAC-Insured, 5.250% due 11/1/33	7,541,660
3,340,000	AAA	Rancho Cucamonga, CA, RDA, Tax Allocation, Rancho Redevelopment Project, MBIA-Insured, 5.125% due 9/1/30	3,506,065
2,750,000	AAA	Sacramento County, CA, COP, Public Facilities Project, MBIA-Insured, 5.375% due 2/1/19	2,904,055
5,000,000	AAA	San Diego, CA, Unified School District GO, Series E, FSA-Insured, 5.000% due 7/1/28	5,542,200
3,000,000	AAA	San Jose, CA, Airport Revenue, Series D, MBIA-Insured, 5.000% due 3/1/28	3,185,220
3,000,000	AAA	San Mateo County Community College District, COP, MBIA-Insured, 5.000% due 10/1/25	3,224,220
2,500,000	AAA	Santa Clara, CA, RDA, Tax Allocation, Bayshore North Project, MBIA-Insured, 5.000% due 6/1/23	2,660,825

		Total California	72,714,081

Colorado — 7.6%
4,000,000	AAA	Arapahoe County, CO, Capital Improvement Trust Fund, Highway Revenue, Series E-470, Remarketed 8/31/95, Call 8/31/05 @ 103, 7.000% due 8/31/26 (a)(b)(e)	4,163,080
1,000,000	A	Aspen, CO, Sales Tax Revenue, Call 11/1/09 @ 100, 5.400% due 11/1/19 (a)	1,093,680
4,000,000	AAA	Colorado Educational & Cultural Facilities Authority Revenue, Refunding & Improvement, University of Denver Project, AMBAC-Insured, 5.375% due 3/1/23	4,300,760

See Notes to Financial Statements.

Schedule of Investments May 31, 2005 (continued)

Face Amount	Rating‡	Security	Value
Colorado — 7.6% (continued)
$ 4,000,000	A3(d)	Colorado Health Facilities Authority Revenue, Series B, Remarketed 7/8/98, 5.350% due 8/1/15 (f)	$4,161,160
		Denver, CO, City & County Airport Revenue, Series C:
10,945,000	A	6.125% due 11/15/25 (b)(c)(f)	13,282,304
13,630,000	A	Unrefunded Balance, 6.125% due 11/15/25 (b)(c)(f)	13,673,071
2,000,000	AAA	Denver, CO, City & County, COP, Series B, AMBAC-Insured, Call 12/1/10 @ 101, 5.500% due 12/1/25 (a)	2,255,520
1,700,000	AAA	El Paso County, CO, COP, Detention Facility Project, Series B, AMBAC-Insured, 5.000% due 12/1/23	1,803,496
		Garfield County, CO, GO, School District Number 2, FSA-Insured, State Aid Withholding:
2,300,000	Aaa(d)	5.000% due 12/1/23	2,440,024
1,000,000	Aaa(d)	5.000% due 12/1/25	1,057,570
7,320,000	AAA	University of Colorado, COP, Master Lease Purchase Agreement, Series A, AMBAC-Insured, 5.000% due 6/1/28	7,724,357

		Total Colorado	55,955,022

Connecticut — 1.1%
1,000,000	AAA	Connecticut State HEFA Revenue, Child Care Facilities Project, Series C, AMBAC-Insured, 5.625% due 7/1/29	1,094,620
		Connecticut State, GO, Series B:
1,600,000	AA	5.000% due 6/15/22	1,702,272
4,490,000	AA	Call 6/15/12 @ 100, 5.500% due 6/15/21 (a)	5,105,444

		Total Connecticut	7,902,336

Delaware — 1.5%
10,000,000	AAA	Delaware State, EDA Revenue, PCR, Refunding, Delmarva Project, Series B, AMBAC-Insured, 5.200% due 2/1/19 (b)	10,841,000

Florida — 3.1%
		Florida State Board of Education, Capital Outlay, GO:
5,000,000	AAA	Public Education, Refunding, Series B, FSA-Insured, 5.000% due 6/1/24	5,317,350

See Notes to Financial Statements.

Schedule of Investments May 31, 2005 (continued)

Face Amount	Rating‡	Security	Value
Florida — 3.1% (continued)
$ 3,000,000	AAA	Public Education, Series A, 5.125% due 6/1/21	$3,248,280
1,465,000	AAA	Florida State Department of Transportation, GO, Right of Way Project, FGIC-Insured, 5.000% due 7/1/25	1,567,316
6,500,000	BBB-(g)	Martin County, FL, IDA Revenue, Indiantown Cogeneration Project, Series A, 7.875% due 12/15/25 (c)	6,685,250
1,290,000	AAA	Miami Beach, FL, Stormwater Revenue, FGIC-Insured, 5.375% due 9/1/30	1,399,495
2,000,000	Aaa(d)	Orange County, FL, School Board, COP, Series A, MBIA-Insured, 5.250% due 8/1/23	2,156,500
2,500,000	Aaa(d)	South Brevard, FL, Recreational Facilities Improvement, Special District, AMBAC-Insured, 5.000% due 7/1/20	2,641,475

		Total Florida	23,015,666

Georgia — 1.9%
6,000,000	AAA	Augusta, GA, Water & Sewer Revenue, FSA-Insured, 5.250% due 10/1/26	6,510,180
		Private Colleges & Universities Authority Revenue, Mercer University Project:
2,180,000	Baa1(d)	5.750% due 10/1/21	2,391,765
		Refunding, Series A:
2,000,000	Baa1(d)	5.250% due 10/1/25	2,059,640
1,000,000	Baa1(d)	5.375% due 10/1/29	1,035,060
2,000,000	NR	Savannah, GA, EDA Revenue, College of Arts & Design, Inc. Project, Call 10/1/09 @ 102, 6.900% due 10/1/29 (a)	2,308,680

		Total Georgia	14,305,325

Hawaii — 0.6%
4,000,000	AAA	Hawaii State Department of Budget & Finance, Special Purpose Revenue, Kaiser Permanente, Series A, 5.100% due 3/1/14 (f)	4,294,160

Illinois — 3.7%
4,095,000	AAA	Chicago, IL, Refunding GO, Series D, FGIC-Insured, 5.500% due 1/1/35	4,458,964
7,400,000	AAA	Chicago, IL, Skyway Toll Bridge Revenue, AMBAC-Insured, Call 1/1/11 @ 101, 5.500% due 1/1/31 (a)(b)	8,353,268

See Notes to Financial Statements.

Schedule of Investments May 31, 2005 (continued)

Face Amount	Rating‡	Security	Value
Illinois — 3.7% (continued)
$ 8,000,000	A	Illinois Health Facilities Authority Revenue, OFS Healthcare System, 6.250% due 11/15/29 (b)	$8,624,320
5,000,000	AAA	Illinois State, GO, First Series, MBIA-Insured, Call 6/1/10 @ 100, 5.625% due 6/1/25 (a)	5,587,350

		Total Illinois	27,023,902

Indiana — 0.4%
3,000,000	Baa1(d)	Indiana State DFA Environmental Revenue, Refunding, USX Corp. Project Improvement, 5.250% due 12/1/22	3,251,070

Kansas — 0.2%
1,250,000	AAA	Scott County, KS, GO, Refunding, USD Number 446, FGIC-Insured, 5.000% due 9/1/22	1,328,675

Maine — 0.2%
1,770,000	AA+	Maine State Housing Authority Mortgage Revenue, Series C, 5.300% due 11/15/23	1,820,516

Maryland — 1.3%
		Baltimore, MD, Project Revenue, Refunding, Wastewater Projects, Series A, FGIC-Insured:
2,500,000	AAA	5.125% due 7/1/32	2,662,275
3,385,000	AAA	5.200% due 7/1/32	3,641,786
3,075,000	AA-	Maryland State Health & Higher EFA Revenue, Johns Hopkins Hospital Issue, 5.000% due 11/15/26	3,234,992

		Total Maryland	9,539,053

Massachusetts — 4.5%
		Massachusetts Bay Transportation Authority, Sales Tax Revenue, Senior Series A, Call 7/1/10 @ 100:
2,430,000	AAA	5.500% due 7/1/30 (a)	2,689,961
570,000	AAA	Refunded Balance, 5.500% due 7/1/30 (a)	633,800
1,125,000	Aaa(d)	Massachusetts DFA Revenue, Merrimack College Issue, MBIA-Insured, 5.200% due 7/1/32	1,211,771
1,850,000	AAA	Massachusetts HEFA Revenue, University of Massachusetts Issue, Series C, FGIC-Insured, 5.125% due 10/1/27	1,999,258

See Notes to Financial Statements.

Schedule of Investments May 31, 2005 (continued)

Face Amount	Rating‡	Security	Value
Massachusetts — 4.5% (continued)
$ 5,000,000	AAA	Massachusetts State Special Obligation Revenue, Consolidated Loan, Series A, FGIC-Insured, Call 6/1/12 @ 100, 5.000% due 6/1/21 (a)	$5,523,750
		Massachusetts State, GO, Consolidated Loan, Series C, Call 11/1/12 @ 100:
10,950,000	AA	5.250% due 11/1/30 (a)(b)	12,153,296
6,050,000	AA	Refunded Balance, 5.250% due 11/1/30 (a)	6,714,835
2,000,000	AAA	University of Massachusetts Building Authority Project Revenue, Refunding, Senior Series 2004-1, AMBAC-Insured, 5.250% due 11/1/25	2,196,040

		Total Massachusetts	33,122,711

Michigan — 2.3%
5,000,000	AA	East Lansing, MI, Community School District, GO, School Building & Site, Q-SBLF-Insured, Call 5/1/10 @ 100, 5.625% due 5/1/30 (a)	5,578,150
		Michigan State, COP, AMBAC-Insured:
2,345,000	AAA	5.500% due 6/1/19 (b)(e)	2,563,812
6,000,000	AAA	5.500% due 6/1/27	6,531,180
2,500,000	AA-	Michigan State Hospital Finance Authority Revenue, Refunding, Trinity Health Credit, Series C, 5.375% due 12/1/23	2,664,025

		Total Michigan	17,337,167

Minnesota — 2.6%
1,500,000	AAA	Dakota County, MN, CDA, MFH Revenue, Refunding Mortgage, Southfork Apartments, FNMA-Collateralized, 5.625% due 2/1/26	1,580,340
		Minneapolis & St. Paul, MN, Metropolitan Airports Commission, Airport Revenue, FGIC-Insured:
2,650,000	AAA	Refunding, Sub-Series C, 4.500% due 1/1/32	2,623,500
2,000,000	AAA	Series A, 5.125% due 1/1/25	2,099,800
4,000,000	AAA	Sub-Series C, 5.250% due 1/1/26	4,272,360
7,000,000	A-	Minneapolis, MN, Healthcare System Revenue, Allina Health System, Series A, 6.000% due 11/15/23	7,827,190

See Notes to Financial Statements.

Schedule of Investments May 31, 2005 (continued)

Face Amount	Rating‡	Security	Value
Minnesota — 2.6% (continued)
$ 545,000	AA+	Minnesota State Housing Financing Agency, Single-Family Mortgage, Series I, 5.500% due 1/1/17	$564,560

		Total Minnesota	18,967,750

Missouri — 3.6%
1,500,000	AAA	Greene County, MO, Reorganized School District Number 8, GO, Missouri State Aid Direct Deposit Program, FSA-Insured, 5.100% due 3/1/22	1,609,440
21,000,000	Aaa(d)	Missouri State Environmental Improvement & Energy Resource Authority, Water Pollution Revolving Funds Program, Series B, 5.000% due 1/1/24 (b)	22,617,840
2,000,000	AAA	St. Louis, MO, Airport Revenue, Airport Development Program, Series A, MBIA-Insured, 5.125% due 7/1/22	2,121,380

		Total Missouri	26,348,660

Montana — 1.4%
10,080,000	NR	Montana State Board of Investment Resource Recovery Revenue, Yellowstone Energy LP Project, 7.000% due 12/31/19 (b)(c)	9,965,189

New Jersey — 4.0%
1,000,000	BBB-	Middlesex County, NJ, PCA, Revenue, Refunding, Pollution Control Financing, Amerada Hess Corp. Project, 5.750% due 9/15/32	1,060,060
1,000,000	A+	New Jersey EDA Revenue, School Facilities Construction, Series F, Call 6/15/13 @ 100, 5.000% due 6/15/28 (a)	1,106,450
		New Jersey Health Care Facilities Financing Authority Revenue:
3,875,000	AAA	Englewood Hospital, FHA, MBIA-Insured, 5.000% due 8/1/23	4,141,406
8,000,000	A	Robert Wood Johnson University Hospital, 5.700% due 7/1/20 (b)	8,722,640
2,395,000	AAA	New Jersey State Highway Authority, Garden State Parkway General Revenue, Call 1/1/10 @ 101, 5.625% due 1/1/30 (a)	2,675,239

See Notes to Financial Statements.

Schedule of Investments May 31, 2005 (continued)

Face Amount	Rating‡	Security	Value
New Jersey — 4.0% (continued)
$ 3,465,000	AAA	New Jersey State Housing & Mortgage Finance Agency, Multi-Family Revenue, Series D, FGIC-Insured, 4.700% due 5/1/30	$3,515,277
3,125,000	Baa1(d)	New Jersey, EDA, PCR, Refunding, PSEG Power LLC Project, 5.000% due 3/1/12	3,311,750
1,350,000	A-	South Jersey Port Corp., New Jersey Revenue, Refunding, 5.000% due 1/1/26	1,404,311
3,815,000	BBB	Tobacco Settlement Financing Corp., New Jersey, Asset-Backed Bonds, 5.750% due 6/1/32	3,857,842

		Total New Jersey	29,794,975

New Mexico — 0.1%
905,000	AAA	New Mexico Mortgage Financing Authority, Single-Family Mortgage Revenue, Series D-3, 5.625% due 9/1/28 (b)(e)	931,326

New York — 7.6%
		Nassau Health Care Corp., New York Health Systems Revenue, FSA-Insured, Call 8/1/09 @ 102:
2,000,000	AAA	5.500% due 8/1/19 (a)	2,228,640
3,000,000	AAA	5.750% due 8/1/29 (a)	3,372,090
5,100,000	AAA	New York City, NY, Housing Development Corp. Revenue, Capital Fund Package, New York City Housing Authority, Series A, FGIC-Insured, 5.000% due 7/1/25	5,501,880
		New York City, NY, Municipal Water Finance Authority, Water & Sewer System Revenue, Series D:
6,000,000	AA+	5.250% due 6/15/25	6,489,240
26,600,000	AA+	5.000% due 6/15/38 (b)	28,148,652
1,000,000	AAA	New York State Dormitory Authority Revenue, Willow Towers, Inc. Project, GNMA-Collateralized, 5.250% due 2/1/22	1,065,340
5,000,000	AAA	New York State Dormitory Authority Revenue, State University Educational Facilities, Series B, FSA-Insured, Call 5/15/10 @ 101, 5.500% due 5/15/30 (a)	5,609,200

See Notes to Financial Statements.

Schedule of Investments May 31, 2005 (continued)

Face Amount	Rating‡	Security	Value
New York — 7.6% (continued)
$ 3,000,000	AAA	New York State Thruway Authority, Highway & Bridge Transportation Fund, Series B-1, FGIC-Insured, 5.400% due 4/1/17	$3,286,200

		Total New York	55,701,242

North Carolina — 0.8%
1,750,000	AA+	Charlotte, NC, COP, Governmental Facilities Projects, Series G, 5.000% due 6/1/28	1,844,238
1,615,000	AAA	Harnett County, NC, GO, Refunded Custody Receipts, AMBAC-Insured, 5.250% due 6/1/24	1,763,693
		North Carolina Capital Facilities Finance Agency, Educational Facilities Revenue, Elizabeth City State University Housing Foundation LLC Project, Series A, AMBAC-Insured:
1,000,000	AAA	5.000% due 6/1/23	1,072,800
1,250,000	AAA	5.000% due 6/1/33	1,318,175

		Total North Carolina	5,998,906

Ohio — 9.6%
4,500,000	Aa2(d)	Bexley, OH, City School District, GO, 5.125% due 12/1/27	4,731,615
2,000,000	AAA	Canton, OH, City School District, GO, Variable Purpose, Series A, MBIA-Insured, Call 12/1/10 @ 100, 5.500% due 12/1/20 (a)	2,238,640
1,300,000	AA+	Cincinnati, OH, Water Systems Revenue, 5.125% due 12/1/21	1,393,002
3,000,000	AAA	Cuyahoga County, OH, Hospital Revenue, University Hospital Health System, Inc., AMBAC-Insured, 5.500% due 1/15/30	3,221,790
2,000,000	AAA	Hamilton County, OH, Hospital Facilities Revenue, Cincinnati Childrens Hospital, Series J, FGIC-Insured, 5.250% due 5/15/23	2,181,780
25,000,000	Aaa(d)	Hamilton County, OH, Sales Tax, Revenue, Subordinated, Series B, AMBAC-Insured, 5.250% due 12/1/32 (b)	26,731,250
7,500,000	AA-	Lorain County, OH, Hospital Revenue, Catholic Healthcare Partners, 5.375% due 10/1/30 (b)	7,867,125

See Notes to Financial Statements.

Schedule of Investments May 31, 2005 (continued)

Face Amount	Rating‡	Security	Value
Ohio — 9.6% (continued)
$ 5,990,000	AAA	Lucas County, OH, Hospital Revenue, Promedica Healthcare Obligation Group, AMBAC-Insured, 5.375% due 11/15/29	$6,461,772
3,025,000	Aaa(d)	Muskingum County, OH, GO, Refunding & County Facilities Improvement, MBIA-Insured, 5.125% due 12/1/19	3,241,560
1,375,000	AAA	Ohio State Higher Educational Facility Commission Revenue, University of Dayton Project, AMBAC-Insured, 5.500% due 12/1/25	1,523,459
2,500,000	AAA	Portage County, OH, GO, MBIA-Insured, 5.250% due 12/1/17	2,670,625
1,500,000	A3(d)	Steubenville, OH, Hospital Revenue, 6.375% due 10/1/20	1,686,915
		Summit County, OH, GO, FGIC-Insured:
1,000,000	AAA	5.000% due 12/1/21	1,076,350
500,000	AAA	5.000% due 12/1/22	537,160
1,500,000	Aaa(d)	Trumbull County, OH, GO, MBIA-Insured, 5.200% due 12/1/20	1,641,525
2,000,000	AAA	University of Cincinnati, OH, General Receipts, Series A, FGIC-Insured, 5.250% due 6/1/24	2,156,720
1,500,000	AAA	Warrensville Heights, OH, GO, City School District, School Improvements, FGIC-Insured, 5.625% due 12/1/20 (b)(e)	1,676,055

		Total Ohio	71,037,343

Oregon — 2.0%
3,210,000	AA	Clackamas County, OR, Hospital Facilities Authority Revenue, Refunding Legacy Health Systems, 5.750% due 5/1/16	3,562,394
4,895,000	AA+	Oregon State Department of Transportation, Highway User Tax Revenue, Series A, 5.125% due 11/15/23	5,276,076
5,890,000	AA	Oregon State Veterans Welfare, GO, Series 82, 5.500% due 12/1/42	6,005,797

		Total Oregon	14,844,267

Pennsylvania — 4.0%
3,000,000	A-(g)	Pennsylvania State Higher Educational Facilities Authority Revenue, Widener University, 5.000% due 7/15/20	3,102,960

See Notes to Financial Statements.

Schedule of Investments May 31, 2005 (continued)

Face Amount	Rating‡	Security	Value
Pennsylvania — 4.0% (continued)
		State Public School Building Authorities, School Revenue, Philadelphia School District Project, FSA-Insured, State Aid Withholding,
$18,745,000	AAA	5.250% due 6/1/26 (b)	$20,348,072
5,540,000	AAA	5.250% due 6/1/27	6,005,914

		Total Pennsylvania	29,456,946

South Carolina — 4.6%
10,000,000	A3(d)	Berkeley County, SC, PCR, Refunding, SC Generating Co. Project, 4.875% due 10/1/14 (b)	10,715,300
1,000,000	A	Dorchester County, SC, School District Number 2, Installment Purchase Revenue, Growth Remedy Opportunity Tax Hike, 5.250% due 12/1/29	1,055,850
15,000,000	AA-	Greenville County, SC, School District Installment Purchase Refunding, Building Equity Sooner Tomorrow, 5.500% due 12/1/28 (b)	16,322,250
		South Carolina Transportation Infrastructure Bank Revenue, Series A:
2,505,000	Aaa(d)	AMBAC-Insured, Call 10/1/11 @ 100, 5.125% due 10/1/31 (a)	2,783,681
3,000,000	AAA	MBIA-Insured, Call 10/1/09 @ 101, 5.500% due 10/1/30 (a)	3,320,760

		Total South Carolina	34,197,841

Tennessee — 1.6%
1,150,000	NR	Hardeman County, TN, Correctional Facilities Corp., Correctional Facilities Revenue, 7.750% due 8/1/17	1,202,452
6,420,000	AAA	Memphis-Shelby County, TN, Sports Authority Income Revenue, Memphis Arena Project, Series A, AMBAC-Insured, 5.125% due 11/1/21	6,943,230
3,000,000	AA	Tennessee State, GO, Series A, Call 3/1/10 @ 100, 5.250% due 3/1/17 (a)	3,286,560

		Total Tennessee	11,432,242

Texas — 2.0%
1,595,000	AAA	Burleson, TX, ISD, GO, Unrefunded Balance, PSF-Guaranteed, 6.750% due 8/1/24	1,663,792

See Notes to Financial Statements.

Schedule of Investments May 31, 2005 (continued)

Face Amount	Rating‡	Security	Value
Texas — 2.0% (continued)
		Dallas-Fort Worth, TX, International Airport Facilities Improvement Corp. Revenue, American Airlines, Inc.:
$ 3,000,000	CCC	6.050% due 11/1/05 (c)	$2,964,810
12,000,000	Caa2(d)	Guarantee Agreement, 6.375% due 5/1/35 (b)(c)	8,797,920
1,000,000	AAA	Harris County, TX, Health Facilities Development Corp., Hospital Revenue, School Health Care Systems, Series B, 5.750% due 7/1/27 (f)	1,195,980

		Total Texas	14,622,502

Virginia — 3.7%
3,000,000	A3(d)	Chesapeake, VA, IDA, PCR, Remarketed 11/8/02, 5.250% due 2/1/08	3,060,030
3,000,000	A3(d)	Chesterfield County, VA, IDA, PCR, Virginia Electric & Power Co., Series A, Remarketed 11/08/02, 5.875% due 6/1/17	3,350,100
1,500,000	AAA	Fairfax County, VA, Water Authority Water Revenue, 5.000% due 4/1/26	1,612,875
10,000,000	AAA	Virginia State HDA Commonwealth Mortgage Revenue, Series H, Sub-Series H-1, MBIA-Insured, 5.350% due 7/1/31 (b)	10,329,100
		Virginia State HDA MFH Revenue, Series K:
600,000	AA+	5.800% due 11/1/10	616,800
925,000	AA+	5.900% due 11/1/11	950,771
7,000,000	A3(d)	York County, VA, IDA, PCR, Virginia Electrical & Power Co., Remarketed 11/8/02, 5.500% due 7/1/09	7,318,220

		Total Virginia	27,237,896

Washington — 1.4%
22,685,000	AAA	Chelan County, WA, Public Utilities, District Number 1, Columbia River Rock, Capital Appreciation Refunding, Series A, MBIA-Insured, zero coupon bond to yield 4.916% due 6/1/22 (b)	10,147,908

West Virginia — 1.2%
		West Virginia State Housing Development Fund, Housing Finance Revenue:
3,845,000	AAA	Series B, 5.300% due 5/1/24	4,004,952

See Notes to Financial Statements.

Schedule of Investments

May 31, 2005 (continued)

Face Amount	Rating‡	Security	Value
West Virginia — 1.2% (continued)
$ 5,000,000	AAA	Series C, 5.350% due 11/1/27	$5,210,350

		Total West Virginia	9,215,302

Wisconsin — 0.5%
1,280,000	AA	Wisconsin Housing & Economic Development Authority, Home Ownership Revenue, Series A, 5.650% due 11/1/23	1,283,878
		Wisconsin State HEFA Revenue:
1,100,000	A	Kenosha Hospital & Medical Center Project, 5.700% due 5/15/20	1,163,030
1,250,000	AAA	Medical College of Wisconsin, Inc. Project, MBIA-Insured, 5.400% due 12/1/16	1,314,038

		Total Wisconsin	3,760,946

		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS
		(Cost — $641,121,861)	694,245,649

SHORT-TERM INVESTMENTS — 5.9% (h)

Alaska — 1.0%
		Valdez, AK, Marine Terminal Revenue, Refunding, BP Pipelines, Inc. Project:
3,000,000	A-1+	Series A, 2.980% due 6/1/05	3,000,000
1,200,000	A-1+	Series B, 2.980% due 6/1/05	1,200,000
2,700,000	A-1+	Series C, 2.980% due 6/1/05	2,700,000

		Total Alaska	6,900,000

Arizona — 0.0%
300,000	A-1+	Phoenix, AZ, IDA Revenue, Valley of the Sun YMCA Project, LOC-Bank of America NA, 2.970% due 6/1/05	300,000

California — 0.1%
400,000	A-1+	Los Angeles County, CA, Multi-Family Mortgage Revenue, Valencia Housing Project, Series C, FHLMC-Insured, 2.950% due 6/7/05	400,000
100,000	VMIG 1(d)	Orange County, CA, Improvement Bond Act of 1915, Assessment District Number 01-1, Series A, LOC-KBC Bank NV, 2.930% due 6/1/05	100,000

		Total California	500,000

See Notes to Financial Statements.

Schedule of Investments May 31, 2005 (continued)

Face Amount	Rating‡	Security	Value
Florida — 0.2%
$ 600,000	A-1	Manatee County, FL, PCR, Refunding, Florida Power & Light Co. Project, 2.970% due 6/1/05	$600,000
1,035,000	VMIG 1(d)	Sarasota County Public Hospital Board Revenue, Sarasota Memorial Hospital, Series A, AMBAC-Insured, 3.050% due 6/1/05	1,035,000

		Total Florida	1,635,000

Georgia — 0.0%
100,000	A-1+	Burke County, GA, Development Authority, PCR, Oglethorpe Power Corp., Series A, AMBAC-Insured, 2.990% due 6/1/05	100,000

Kansas — 0.7%
4,900,000	A-1+	Kansas State Department of Transportation Highway Revenue, Refunded, Series C-3, 2.900% due 6/2/05	4,900,000

Michigan — 0.2%
1,075,000	A-1+	Northern Michigan University Revenues, FGIC-Insured, 2.970% due 6/1/05	1,075,000
600,000	A-1+	University of Michigan, University Revenues, Refunding, Medical Service Plan, Series A-1, 2.980% due 6/1/05	600,000

		Total Michigan	1,675,000

Missouri — 0.0%
100,000	A-1+	Missouri State HEFA Revenue, Washington University, Series A, 2.980% due 6/1/05	100,000

Nebraska — 0.3%
2,200,000	VMIG 1(d)	Lancaster County, NE, Hospital Authority Number 1, Hospital Revenue, Bryan LGH Medical Center Project, AMBAC-Insured, 2.970% due 6/1/05	2,200,000

New Hampshire — 2.3%
17,100,000	A-1+	New Hampshire HEFA Revenue, Dartmouth Hitchcock Clinic, Series A, FSA-Insured, 2.950% due 6/1/05	17,100,000

See Notes to Financial Statements.

Schedule of Investments May 31, 2005 (continued)

Face Amount	Rating‡	Security	Value
New York — 0.0%
$ 200,000	A-1+	New York City, NY, Transitional Finance Authority, Subordinated Series 2-F, 2.950% due 6/1/05	$200,000

Pennsylvania — 0.0%
300,000	A-1+	Philadelphia, PA, IDA Revenue, Fox Chase Cancer Center Project, LOC-Morgan Guaranty Trust, 2.980% due 6/1/05	300,000

Tennessee — 0.6%
		Blount County, TN, Public Building Authority, Local Government Public Improvement Revenue, AMBAC-Insured, LOC-KBC Bank NV:
300,000	VMIG 1(d)	Series A-1E, 3.000% due 6/1/05	300,000
100,000	VMIG 1(d)	Series A-1H, 3.000% due 6/1/05	100,000
		Sevier County, TN, Public Building Authority, Local Government Public Improvement Revenue, AMBAC-Insured:
100,000	VMIG 1(d)	Series IV-E-1, 3.000% due 6/1/05	100,000
2,335,000	VMIG 1(d)	Series IV-E-3, 3.000% due 6/1/05	2,335,000
1,400,000	VMIG 1(d)	Series IV-I-2, 3.000% due 6/1/05	1,400,000
200,000	VMIG 1(d)	Series VI-C-5, 3.000% due 6/1/05	200,000

		Total Tennessee	4,435,000

Texas — 0.5%
395,000	A-1+	Bell County, TX, Health Facilities Development Corp. Revenue, Scott & White Memorial Hospital, Series B-2, MBIA-Insured, 2.980% due 6/1/05	395,000
3,000,000	A-1+	Harris County, TX, Health Facilities Development Corp. Revenue, St. Luke’s Episcopal Hospital, Series B, 2.980% due 6/1/05	3,000,000

		Total Texas	3,395,000

See Notes to Financial Statements.

Schedule of Investments May 31, 2005 (continued)

Face Amount	Rating‡	Security	Value
Washington — 0.0%
$100,000	VMIG 1(d)	Washington State Housing Finance Commission Nonprofit Housing Revenue, Rockwood Retirement Program, Series A, LOC-Wells Fargo Bank NA, 2.980% due 6/1/05	$100,000

		TOTAL SHORT-TERM INVESTMENTS
		(Cost — $43,840,000)	43,840,000

		TOTAL INVESTMENTS — 100.0%
		(Cost — $684,961,861#)	$738,085,649

‡	All ratings are by Standard & Poor’s Ratings Service, unless otherwise footnoted.
(a)	Pre-Refunded bonds are escrowed with U.S. government securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.
(b)	All or a portion of this security is segregated for open futures contracts.
(c)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(d)	Rating by Moody’s Investors Service, Inc.
(e)	All or a portion of this security is held as collateral for open futures contracts.
(f)	Bonds are escrowed to maturity by U.S. government securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.
(g)	Rating by Fitch Rating Service
(h)	Variable rate demand obligation payable at par on demand at any time on no more than seven days notice. The coupon rate listed represents the current rate at the period end. The due dates on these securities reflect the next interest rate reset date or, when applicable, the maturity date.
#	Aggregate cost for Federal income tax purposes is $684,667,517.

See pages 27 and 28 for definition of ratings.

Abbreviations used in this schedule:
AMBAC — Ambac Assurance Corporation
CDA — Community Development Authority
COP — Certificate of Participation
DFA — Development Finance Agency
EFA — Educational Facilities Authority
EDA — Economic Development Authority
FGIC — Financial Guaranty Insurance Company
FHA — Federal Housing Administration
FHLMC — Federal Home Loan Mortgage Corporation
FSA — Financial Security Assurance
GNMA — Government National Mortgage Association

See Notes to Financial Statements.

Schedule of Investments May 31, 2005 (continued)

GO — General Obligation
HDA — Housing Development Authority
HEFA — Health & Educational Facilities Authority
IDA — Industrial Development Authority
ISD — Independent School District
LOC — Letter of Credit
MBIA — Municipal Bond Investors Assurance Corporation
MFH — Multi-Family Housing
PCA — Pollution Control Authority
PCR — Pollution Control Revenue
PSF — Permanent School Fund
Q-SBLF — Qualified School Board Loan Fund
RDA — Redevelopment Agency
USD — Unified School District

Summary of Investments by Industry* May 31, 2005

General Obligations	17.3%
Education	16.6
Transportation	13.3
Hospitals	12.9
Water & Sewer	10.7
Pollution Control	8.4
Single Family Housing	4.7
Tobacco	2.0
Utilities	1.4
Other	12.7

Total Market Value	100.0%

*	As a percentage of total investments. Please note that Fund holdings are as of May 31, 2005, and are subject to change.

See Notes to Financial Statements.

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	— Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	— Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A

— Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB

— Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC and CC

— Bonds rated “BB”, “B”, “CCC” and “CC” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B”, and “CC” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Ba,” where 1 is the highest and 3 the lowest ranking within its generic category.
Aaa

— Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

— Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A

— Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

— Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

— Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

Bond Ratings (unaudited) (continued)

Fitch Rating Service (“Fitch”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.
AAA	— Bonds rated “AAA” have the highest rating assigned by Fitch. Capacity to pay interest and repay principal is extremely strong.
AA	— Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A

— Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB

— Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC and CC

— Bonds rated “BB”, “B”, “CCC” and “CC” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B”, and “CC” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

NR	— Indicates that the bond is not rated by Standard & Poor’s, Moody’s or Fitch.

Short-Term Security Ratings (unaudited)

SP-1

— Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1

— Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1	— Moody’s highest rating for issues having a demand feature — VRDO.
P-1	— Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

Statement of Assets and Liabilities

May 31, 2005
ASSETS:
Investments, at value (Cost — $684,961,861)	$738,085,649
Interest receivable	10,961,432
Receivable for securities sold	495,000
Prepaid expenses	25,400

Total Assets	749,567,481

LIABILITIES:
Payable for securities purchased	2,623,831
Payable to broker — variation margin on open futures contracts	2,603,125
Dividends payable to Common Stock Shareholders	1,890,496
Investment advisory fee payable	347,750
Due to custodian	207,566
Dividends payable to Auction Rate Cumulative Preferred Stockholders	72,452
Administration fee payable	63,227
Directors’ fees payable	4,959
Accrued expenses	188,463

Total Liabilities	8,001,869

Series M, T, W, Th and F Auction Rate Cumulative Preferred Stock (2,000 shares authorized and issued at $25,000 per share for each series) (Note 4)	250,000,000

Total Net Assets	$491,565,612

NET ASSETS:
Par value ($0.001 par value; 41,915,511 common shares issued and outstanding; 500,000,000 common shares authorized)	$41,916
Paid in capital in excess of par value	509,780,980
Overdistributed net investment income	(981,779)
Accumulated net realized loss on investment transactions and future contracts	(67,721,793)
Net unrealized appreciation of investments and futures contracts	50,446,288

Total Net Assets	$491,565,612

Shares Outstanding	41,915,511

Net Asset Value	$11.73

See Notes to Financial Statements.

Statement of Operations

Year Ended May 31, 2005
INVESTMENT INCOME:
Interest	$36,472,098

EXPENSES:
Investment advisory fee	3,961,565
Administration fees	1,114,658
Auction participation	627,357
Shareholder communications	161,944
Transfer agent fees	103,343
Legal fees	87,783
Directors’ fees	60,590
Custody fees	59,442
Audit and Tax	45,742
Auction Agent Fees	40,000
Stock Exchange listing fees	32,245
Rating agency fees	10,043
Insurance	8,227
Miscellaneous expenses	5,023

Total Expenses	6,317,962

Net Investment Income	30,154,136

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS AND FUTURES CONTRACTS:
Net Realized Loss From:
Investment transactions	(11,240,884)
Futures contracts	(20,198,990)

Net Realized Loss	(31,439,874)

Change in Net Unrealized Appreciation/Depreciation From:
Investments	49,126,539
Futures contracts	(17,116,173)

Change in Net Unrealized Appreciation/Depreciation	32,010,366

Increase from Payment by Affiliate (Note 2)	480,000

Net Gain on Investment Transactions and Futures Contracts	1,050,492

Distributions Paid to Auction Rate Cumulative Preferred Stockholders From Net Investment Income	(4,108,335)

Net Increase in Net Assets From Operations	$27,096,293

See Notes to Financial Statements.

Statements of Changes in Net Assets

	Year Ended May 31,
	2005	2004
OPERATIONS:
Net investment income	$30,154,136	$30,858,258
Net realized loss	(31,439,874)	(345,592)
Change in net unrealized appreciation/depreciation	32,010,366	(2,793,556)
Dividends paid to Auction Rate Cumulative Preferred Stockholders from net investment income	(4,108,335)	(2,305,479)
Increase from payment by affiliate (Note 2)	480,000	—

Net Increase in Net Assets From Operations	27,096,293	25,413,631

DISTRIBUTIONS PAID TO COMMON STOCK SHAREHOLDERS FROM (NOTE 1):
Net investment income	(27,286,997)	(29,138,516)

Decrease in Net Assets From Distributions Paid to Common Stock Shareholders	(27,286,997)	(29,138,516)

FUND SHARE TRANSACTIONS (NOTE 5):
Reinvestment of distributions	—	704,238

Increase in Net Assets From Fund Share Transactions	—	704,238

Decrease in Net Assets	(190,704)	(3,020,647)
NET ASSETS:
Beginning of year	491,756,316	494,776,963

End of year*	$491,565,612	$491,756,316

* Includes undistributed (overdistributed) net investment income of:	$(981,779)	$553,787

See Notes to Financial Statements.

Financial Highlights

For a share of capital stock outstanding throughout each year ended May 31, unless otherwise noted:

	2005		2004	2003		2002		2001
Net Asset Value, Beginning of Year	$11.73		$11.82	$11.69		$11.74		$10.93

Income (Loss) From Operations:
Net investment income	0.72		0.74	0.76		0.60	(1)	0.60
Net realized and unrealized gain (loss)	0.03		(0.07)	0.10		0.02	(1)	0.79
Dividends paid to Auction Rate Cumulative Preferred Stockholders from net investment income	(0.10)		(0.06)	(0.07)		(0.00	)(2)	—

Total Income From Operations	0.65		0.61	0.79		0.62		1.39

Gain From Repurchase of Treasury Stock	—		—	—		—		0.02

Underwriting Commissions and Offering Expenses for the Issuance of Auction Rate Cumulative Preferred Stock	—		—	(0.00	)(2)	(0.07)		—

Distributions Paid to Common Stock Shareholders From:
Net investment income	(0.65)		(0.70)	(0.66)		(0.60)		(0.60)

Total Distributions Paid to Common Stock Shareholders	(0.65)		(0.70)	(0.66)		(0.60)		(0.60)

Net Asset Value, End of Year	$11.73		$11.73	$11.82		$11.69		$11.74

Market Price, End of Year	$10.72		$10.93	$10.99		$10.57		$10.67

Total Return, Based on Net Asset Value(3)	6.11	%(4)	5.63%	7.55%		5.33%		13.90%

Total Return, Based on Market Value(3)	4.07%		5.86%	10.60%		4.79%		20.69%

Net Assets, End of Year (000s)	$491,566		$491,756	$494,777		$489,000		$374,000

Ratios to Average Net Assets Based on Common Shares Outstanding(5):
Gross Expenses	1.28%		1.37%	1.51%		1.01%		1.01%
Net expenses	1.28		1.37	1.51		0.52		0.68
Net investment income	6.12		6.17	6.40		4.84	(1)	5.15

Portfolio Turnover Rate	7%		34%	28%		39%		58%

Auction Rate Cumulative Preferred Stock(6):
Total Amount Outstanding (000s)	$250,000		$250,000	$250,000		$250,000		—
Asset Coverage Per Share	74,157		74,250	74,478		74,000		—
Involuntary Liquidating Preference Per Share(7)	25,000		25,000	25,000		25,000		—
Average Market Value Per Share(7)	25,000		25,000	25,000		25,000		—

See Notes to Financial Statements.

Financial Highlights (continued)

(1)	Effective June 1, 2001, the Fund adopted a change in accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended May 31, 2002, the ratio of net investment income to average net assets would have been 4.81%. Per share information, ratios and supplemental data for the periods prior to June 1, 2001, have not been restated to reflect this change in presentation. The impact of this change to net investment income and net realized and unrealized gain was less than $0.01 per share.
(2)	Amount represents less than $0.01 per share.
(3)	The total return calculation assumes that dividends are reinvested in accordance with the Fund’s dividend reinvestment plan. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	The investment adviser fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, the total return would have been 6.02%.
(5)	Calculated on basis of average net assets of common shareholders. Ratios do not reflect the effect of dividend payments to preferred shareholders.
(6)	On May 22, 2002, the Fund issued 2,000 shares of Auction Rate Cumulative Preferred Stock at $25,000 a share, for Series M, Series T, Series W, Series Th and Series F, respectively.
(7)	Excludes accumulated undeclared dividends.

See Notes to Financial Statements.

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

Managed Municipals Portfolio Inc. (the “Fund”) was incorporated in Maryland and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended.

The following is a summary of the significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation.  Securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities. Securities for which market quotations are not readily available or where market quotations are determined not to reflect fair value, will be valued in good faith by or under the direction of the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates value.

(b) Financial Futures Contracts.  The Fund may enter into financial futures contracts typically to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Notes to Financial Statements

(continued)

(c) Security Transactions and Investment Income.  Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(d) Distributions to Shareholders.  Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Net Asset Value.  The net asset value (“NAV”) of the Fund’s Common Stock is determined no less frequently than the close of business on the Fund’s last business day of each week (generally Friday) and on the last business day of the month. It is determined by dividing the value of the net assets available to Common Stock by the total number of shares of Common Stock outstanding. For the purpose of determining the NAV per share of the Common Stock, the value of the Fund’s net assets shall be deemed to equal the value of the Fund’s assets less (1) the Fund’s liabilities, and (2) the aggregate liquidation value (i.e., $25,000 per outstanding share) of the Auction Rate Cumulative Preferred Stock and (3) accumulated and unpaid dividends on the outstanding Auction Rate Cumulative Preferred Stock issue.

(f) Federal and Other Taxes.  It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

(h) Reclassification.  GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	—	$(2)	$2
(b)	$(294,370)	294,370	—

(a)	Reclassifications are primarily due to book/tax differences in the treatment of various items.
(b)	Reclassifications are primarily due to differences between book and tax amortization of premium on fixed income securities.

Notes to Financial Statements

(continued)

2.	Investment Advisory Agreement, Administration Agreement and Other Transactions

Smith Barney Fund Management LLC (“SBFM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), acts as the investment adviser and administrator to the Fund. For investment advisory and administrative services, the Fund pays SBFM fees calculated at the annual rate of 0.55% and 0.20% of the average daily total net assets of the Fund, respectively, for an aggregate investment advisory and administrative fee of 0.75%. Effective December 1, 2004, the fee the Fund pays SBFM for administrative services was reduced to 0.10% of the average daily total net assets of the Fund. The aggregate investment advisory and administrative fee the Fund will pay will be 0.65% of the average total net assets of the Fund. Notwithstanding the foregoing, by agreement between SBFM and the Fund, the Fund pays SBFM an aggregate investment advisory and administrative fee at an annual rate of 0.65% on those assets of the Fund equal to the product of the number of preferred shares outstanding multiplied by the liquidation value of such shares. The investment advisory fee and the administrative fee are each calculated daily and paid monthly.

During the year ended May 31, 2005, SBFM reimbursed the Fund in the amount of $480,000 for loss incurred resulting from an investment transaction error.

All officers and one director of the Fund are employees of Citigroup or its affiliates and do not receive compensation from the Fund.

3.	Investments

During the year ended May 31, 2005, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$50,599,938

Sales	49,235,294

At May 31, 2005, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$56,122,524
Gross unrealized depreciation	(2,704,392)

Net unrealized appreciation	$53,418,132

At May 31, 2005, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Loss
Contracts to Sell:
U.S Treasury Bonds	2,380	9/05	$276,823,750	$279,501,250	$(2,677,500)

Notes to Financial Statements

(continued)

4.	Auction Rate Cumulative Preferred Stock

As of May 31, 2005, the Fund had 2,000 outstanding shares of Series M, Series T, Series W, Series Th and Series F, each of Auction Rate Cumulative Preferred Stock (“ARCPS”). The ARCPS’ dividends are cumulative at a rate determined at an auction and the dividend period is typically 7 days. The dividend rates ranged from 0.949% to 2.910% during the year ended May 31, 2005. At May 31, 2005, the dividend rates in effect were as follows:

	Series M	Series T	Series W	Series Th	Series F
Dividend Rates	2.76%	2.71%	2.77%	2.81%	2.81%

The ARCPS are redeemable under certain conditions by the Fund, or subject to mandatory redemption (if the Fund is in default of certain coverage requirements) at a redemption price equal to the liquidation preference, which is the sum of $25,000 per share plus accumulated and unpaid dividends.

The Fund is required to maintain certain asset coverages with respect to the ARCPS. If the Fund fails to maintain these coverages and does not cure any such failure within the required time period, the Fund is required to redeem a requisite number of the ARCPS in order to meet the applicable requirement. Additionally, failure to meet the foregoing asset requirements would restrict the Fund’s ability to pay dividends to common stockholders.

Citigroup Global Markets Inc. (“CGMI”), another indirect wholly-owned subsidiary of Citigroup, currently acts as the broker/dealer in connection with the auction of ARCPS. After each auction, the auction agent will pay to the participating broker/dealer, from monies the Fund provides, a participation fee at the annual rate of 0.25% of the purchase price of the ARCPS that the broker/dealer places at the auction. For the year ended May 31, 2005, the Fund incurred auction participation fees of $627,357 for CGMI’s services as the participating broker/dealer.

5.	Capital Shares

Capital stock transactions were as follows:

	Year Ended May 31, 2005		Year Ended May 31, 2004
	Shares	Amount	Shares	Amount
Shares issued on reinvestment	—	—	59,395	$704,238

Notes to Financial Statements (continued)

6.	Income Tax Information and Distributions to Shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions:

Declaration Date Record Date Payable Date
5/26/2005
6/21/2005
6/24/2005	$0.0460

The tax character of distributions paid by the fund during the fiscal years ended May 31, were as follows:

	2005	2004
Distributions paid from:
Tax Exempt Income	$31,395,332	$31,439,501
Ordinary Income	—	4,494

Total Distributions Paid	$31,395,332	$31,443,995

As of May 31, 2005, the components of accumulated earnings on a tax basis were as follows:

Capital loss carryforward (a)	$(46,888,432)
Other book/tax temporary differences (b)	(22,109,484)
Unrealized appreciation (c)	50,740,632

Total accumulated losses	$(18,257,284)

(a)	On May 31, 2005 the Fund had net capital loss carryforwards as follows:

Year of Expiration	Amount
5/31/2008	$(10,786,867)
5/31/2011	(10,369,607)
5/31/2013	(25,731,958)

$(46,888,432)

These amounts will be available to offset any future taxable capital gains.
(b)	Other book/tax temporary differences are attributable primarily to the difference between cash and accrual basis distributions paid by the Fund, the realization for tax purposes of unrealized losses on certain futures contracts and the deferral of post-October capital losses for tax purposes.
(c)	The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the difference between book and tax amortization methods for market discounts on fixed income securities.

Notes to Financial Statements (continued)

7.	Additional Information

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM and CGMI (an affiliate of the manager) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the CAM-managed funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan to be prepared by Citigroup and submitted within 90 days of the entry of the order for approval by the SEC. The order also requires that transfer

Notes to Financial Statements (continued)

agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

The order requires SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submits a proposal to serve as transfer agent or sub-transfer agent, an independent monitor must be engaged at the expense of SBFM and CGMI to oversee a competitive bidding process. Under the order, Citigroup must comply with an amended version of a vendor policy that Citigroup instituted in August 2004. That policy, as amended, among other things, requires that when requested by the board of a CAM-managed fund, CAM will retain at its own expense an independent consulting expert to advise and assist the board on the selection of certain service providers affiliated with Citigroup.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distribution will be allocated, and when such distribution will be made. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the funds.

The Fund did not implement the transfer agent arrangement described above and therefore will not receive any portion of the distributions.

8.	Subsequent Event

On June 24, 2005, Citigroup announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”).

As part of this transaction, SBFM (the “Manager”), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason. The Manager is the investment adviser to the Fund.

The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the investment advisory contract between the Fund and the Manager. Therefore, the Fund’s Board of Directors will be asked to approve a new investment advisory contract between the Fund and the Manager. If approved by the Board, the new investment advisory contract will be presented to the shareholders of the Fund for their approval.

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors Managed Municipals Portfolio Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Managed Municipals Portfolio Inc. as of May 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Managed Municipals Portfolio Inc. as of May 31, 2005, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

July 22, 2005

Financial Data (unaudited)

For a share of common stock outstanding throughout each period:

Record Date	Payable Date	NYSE Closing Price†	Net Asset Value†	Dividend Paid	Dividend Reinvestment Price
Fiscal Year 2004
6/24/03	6/27/03	$10.93	$11.77	$0.058	$11.08
7/22/03	7/25/03	10.62	11.82	0.058	10.79
8/26/03	8/29/03	10.56	11.68	0.058	10.63
9/23/03	9/26/03	10.61	11.83	0.058	10.76
10/28/03	10/31/03	11.11	11.95	0.058	11.17
11/24/03	11/28/03	11.03	12.05	0.058	11.24
12/22/03	12/26/03	11.18	12.06	0.058	11.28
1/27/04	1/30/04	11.69	12.11	0.058	11.67
2/24/04	2/27/04	11.67	12.13	0.058	11.83
3/23/04	3/26/04	11.76	11.99	0.058	11.75
4/27/04	4/30/04	10.63	11.88	0.058	10.61
5/25/04	5/28/04	10.74	11.70	0.058	10.92
Fiscal Year 2005
6/22/04	6/25/04	10.52	11.67	0.058	10.71
7/27/04	7/30/04	10.73	11.72	0.058	10.73
8/24/04	8/27/04	10.90	11.71	0.058	11.12
9/21/04	9/24/04	11.06	11.66	0.055	11.16
10/26/04	10/29/04	11.18	11.73	0.055	11.34
11/22/04	11/26/04	11.05	11.67	0.055	11.42
12/28/04	12/31/04	10.62	11.79	0.052	10.80
1/25/05	1/28/05	10.86	11.79	0.052	11.10
2/22/05	2/25/05	10.80	11.84	0.052	10.90
3/21/05	3/24/05	10.53	11.84	0.052	10.68
4/26/05	4/29/05	10.68	11.76	0.052	10.77
5/24/05	6/1/05	10.68	11.75	0.052	10.78

†	As of record date.

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of Managed Municipals Portfolio Inc. (“Fund”) are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below.

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director

Non-Interested Directors:

Dwight B. Crane Harvard Business School Soldiers Field Road Morgan Hall #375 Boston, MA 02163 Birth Year: 1937	Class III Director	Since 1992	Professor, Harvard Business School	48	None

Paolo M. Cucchi Drew University 108 Brothers College Madison, NJ 07940 Birth Year: 1941	Class I Director	Since 2001	Vice President and Dean of College of Liberal Arts at Drew University	7	None

Robert A. Frankel 1961 Deargross Way Carlsbad, CA 92009 Birth Year: 1927	Class II Director	Since 1994	Managing Partner of Robert A. Frankel Management Consultants	18	None

Paul Hardin 12083 Morehead Chapel Hill, NC 27514-8426 Birth Year: 1931	Class II Director	Since 2001	Chancellor Emeritus and Professor of Law at the University of North Carolina at Chapel Hill	34	None

William R. Hutchinson 535 N. Michigan Suite 1012 Chicago, IL 60611 Birth Year: 1942	Class III Director	Since 1995	President, W.R. Hutchinson & Associates, Inc.; Formerly Group Vice President, Mergers & Acquisitions BP Amoco PLC	44	Director, Associated Bank and Associated Banc-Corp.

George M. Pavia 600 Madison Avenue New York, NY 10022 Birth Year: 1928	Class III Director	Since 2001	Senior Partner, Pavia & Harcourt Attorneys	7	None

Additional Information

(unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director

Interested Director:

R. Jay Gerken, CFA** Citigroup Asset Management (“CAM”) 399 Park Avenue Mezzanine New York, NY 10022 Birth Year: 1951	Class I Director/Chairman, also serves as President and Chief Executive Officer	Since 2002	Managing Director of Citigroup Global Markets Inc. (“CGM”); Chairman, President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”), Travelers Investment Adviser, Inc. (“TIA”) and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Citigroup Inc. (“Citigroup”); Formerly Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001) and Smith Barney Growth and Income Fund (from 1996 to 2000)	220	None

Officers:

Andrew B. Shoup CAM 125 Broad Street 11th Floor New York, NY 10004 Birth Year: 1956	Senior Vice President and Chief Administrative Officer	Since 2003	Director of CAM; Senior Vice President and Chief Administrative Officer of mutual funds associated with Citigroup; Head of International Funds Administration of CAM (from 2001 to 2003); Director of Global Funds Administration of CAM (from 2000 to 2001); Head of U.S. Citibank Funds Administration of CAM (from 1998 to 2000)	N/A	N/A

Kaprel Ozsolak CAM 125 Broad Street 11th Floor New York, NY 10004 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2004	Vice President of CGM; Chief Financial Officer and Treasurer of certain mutual funds associated with Citigroup; Controller of certain mutual funds associated with Citigroup (from 2002 to 2004)	N/A	N/A

Joseph P. Deane CAM 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1947	Vice President and Investment Officer	Since 1993	Managing Director of CGM; Investment Officer of SBFM	N/A	N/A

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director

David T. Fare CAM 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1962	Vice President and Investment Officer	Since 1993	Director of CGM; Investment Officer of SBFM	N/A	N/A

Andrew Beagley CAM 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1962	Chief Compliance Officer	Since 2004	Director of CGM (since 2000); Director of Compliance, North America, CAM (since 2000); Chief Anti-Money Laundering Compliance Officer and Chief Compliance Officer of certain mutual funds associated with Citigroup; Director of Compliance, Europe, the Middle East and Africa, CAM (from 1999 to 2000); Chief Compliance Officer, SBFM, CFM, TIA	N/A	N/A

Robert I. Frenkel CAM 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for CAM and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Citigoup	N/A	N/A

*	Directors are elected for a term of three years.
**	Mr. Gerken is a Director who is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

Important Tax Information (unaudited)

All of the net investment income distributions paid monthly by the Managed Municipals Portfolio Inc. for the fiscal year ended May 31, 2005 qualify as tax-exempt interest dividends for Federal income tax purposes.

Annual Chief Executive Officer and Chief Financial Officer Certification (unaudited)

The Fund’s CEO has submitted to the NYSE the required annual certification, and the Fund also has included the Certifications of the Fund’s CEO and CFO required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC, for the period of this report.

Dividend Reinvestment Plan (unaudited)

Under the Fund’s Dividend Reinvestment Plan (“Plan”), a shareholder whose shares of common stock are registered in his own name will have all distributions from the Fund reinvested automatically by PFPC Inc. (“PFPC”), as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in street name) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of PFPC as dividend paying agent.

The number of shares of common stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds 98% of the net asset value per share of the common stock on the determination date (generally, the record date for the distribution), Plan participants will be issued shares of common stock by the Fund at a price equal to the greater of 98% of net asset value or 95% of the market price of the common stock.

If the market price of the common stock is less than 98% of the net asset value of the common stock at the time of valuation (which is the close of business on the determination date), PFPC will buy common stock in the open market, on the NYSE or elsewhere, for the participants’ accounts. If following the commencement of the purchases and before PFPC has completed its purchases, the market price exceeds the net asset value of the common stock as of the valuation time, PFPC will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) 98% of net asset value as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent PFPC is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by PFPC may exceed the net asset value of the common stock as of the valuation time, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in common stock issued by the Fund at such net asset value. PFPC will begin to purchase common stock on the open market as soon as practicable after the determination date for the dividend or capital

Dividend Reinvestment Plan (unaudited) (continued)

gains distribution, but in no event shall such purchases continue later than 30 days after the payment date for such dividend or distribution, or the record date for a succeeding dividend or distribution, except when necessary to comply with applicable provisions of the federal securities laws.

PFPC maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common stock in the account of each Plan participant will be held by PFPC in uncertificated form in the name of the Plan participant.

Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the Plan. PFPC’s fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of common stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by PFPC, with the Fund’s prior written consent, on at least 30 days’ written notice to Plan participants. All correspondence concerning the plan should be directed by mail to PFPC Inc., P.O. Box 43027, Providence, Rhode Island 02940-3027 or by telephone at 1 (800) 331-1710.

Share Repurchase Notice (unaudited)

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

Managed Municipals

Portfolio Inc.

Directors

Dwight B. Crane

Paolo M. Cucchi

Robert A. Frankel

R. Jay Gerken, CFA

    Chairman

Paul Hardin

William R. Hutchinson

George M. Pavia

Officers

R. Jay Gerken, CFA

President and Chief Executive Officer

Andrew B. Shoup

Senior Vice President and Chief Administrative Officer

Kaprel Ozsolak

Chief Financial Officer and Treasurer

Joseph P. Deane

Vice President and Investment Officer

David T. Fare

Vice President and

Investment Officer

Andrew Beagley

Chief Compliance Officer

Robert I. Frenkel

Secretary and

Chief Legal Officer

Investment Adviser and Administrator

Smith Barney Fund Management LLC

399 Park Avenue

New York, New York 10022

Transfer Agent

PFPC Inc.

P.O. Box 43027

Providence, Rhode Island 02940-3027

Custodian

State Street Bank and Trust Company

225 Franklin Street

Boston, Massachusetts 02110

This report is only intended for shareholders of the

Managed Municipals Portfolio Inc.

It is not a Prospectus,

circular or representation intended for use in the

purchase or sale of shares of the Fund or of any

securities mentioned in the report.

The Fund files its complete schedule of portfolio holdings

with Securities and Exchange Commission for the first and

third quarters of each fiscal year on Form N-Q. The Fund’s

Forms N-Q are available on the Commission’s website at

www.sec.gov. The Fund’s Forms N-Q may be reviewed

and copied at the Commission’s Public Reference Room

in Washington D.C., and information on the operation of the

Public Reference Room may be obtained by calling

1-800-SEC-0330. To obtain information on Form N-Q from

the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at

www.citigroupam.com and (3) on the SEC’s website at www.sec.gov.

FD2246 7/05

05-8792

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, a member of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the Audit Committee’s financial expert. Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a)	Audit Fees. The aggregate fees billed in the last two fiscal years ending May 31, 2004 and May 31, 2005 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $34,250 in 2004 and $34,250 in 2005.

b)	Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $10,000 in 2004 and $10,000 in 2005. These services consisted of the agreed upon procedures preformed in connection with the calculations pursuant to the Fund’s Articles Supplementary Creating and Fixing the Rights of Municipal Auction Rate Cumulative Preferred Stock for Managed Municipals Portfolio Inc.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Managed Municipals Portfolio Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

c)	Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $2,100 in 2004 and $2,100 in 2005. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d)	All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Managed Municipals Portfolio Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Managed Municipals Portfolio Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

e)	Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Managed Municipals Portfolio Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2004 and 2005; Tax Fees were 100% and 100% for 2004 and 2005; and Other Fees were 100% and 100% for 2004 and 2005.

f)	N/A

g)	Non-audit fees billed by the Auditor for services rendered to Managed Municipals Portfolio Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Managed Municipals Portfolio Inc. during the reporting period were $0 in 2005 for fees related to the transfer agent matter as fully described in the notes the financial statements titled “additional information” and $75,000 for 2004.

h)	Yes. The Managed Municipals Portfolio Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Managed Municipals Portfolio Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a)	Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

Dwight B. Crane

Paolo M. Cucchi

Robert A. Frankel

Paul Hardin

William R. Hutchinson

George Pavia

(b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Not Applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Board of Directors of the Fund has delegated the authority to develop policies and procedures relating to proxy voting to the Manager. The Manager is part of Citigroup Asset Management (“CAM”), a group of investment adviser affiliates of Citigroup, Inc. (“Citigroup”). Along with the other investment advisers that comprise CAM, the Manager has adopted a set of proxy voting policies and procedures (the “Policies”) to ensure that the Manager votes proxies relating to equity securities in the best interest of clients.

In voting proxies, the Manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The Manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The Manager may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the Manager of its responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

In furtherance of the Manager’s goal to vote proxies in the best interest of clients, the Manager follows procedures designed to identify and address material conflicts that may arise between the Manager’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the Manager) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s and the Manager’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The Manager also maintains and considers a list of significant relationships that could present a conflict of interest for the Manager in voting proxies. The Manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the Manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the Manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the Manager decides to vote a proxy, the Manager generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the Manager in voting proxies with respect to such issuer. Such position is based on the fact that the Manager is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the Manager and certain other Citigroup business units.

CAM maintains a Proxy Voting Committee, of which the Manager personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the Manager’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the Manager’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the Manager may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

ITEM 8.	[RESERVED]

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

NONE

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

4

ITEM 12.	EXHIBITS.

a)	Code of Ethics attached hereto.

Exhibit 99.CODE ETH

b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Managed Municipals Portfolio Inc.

By:	/S/ R. JAY GERKEN
R. Jay Gerken Chief Executive Officer of Managed Municipals Portfolio Inc.

Date: August 8, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken) Chief Executive Officer of Managed Municipals Portfolio Inc.

Date: August 8, 2005

By:	/S/ KAPREL OZSOLAK
Kaprel Ozsolak Chief Financial Officer of Managed Municipals Portfolio Inc.

Date: August 8, 2005